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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000, related to the financial statements of ServiceWare Technologies, Inc., which appear in its Registration Statement on Form S-1 (No. 333-33818), filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP
Pittsburgh, Pennsylvania
August 22, 2000